Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Benchmark Electronics, Inc. (the Company) on Form 10-Q for the period ending March 31, 2019 (the Report), I certify to the best of my knowledge that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Roop K. Lakkaraju
Roop K. Lakkaraju
Chief Financial Officer
May 8, 2019